SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 10, 2002

BEDFORD PROPERTY INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Maryland

1-12222

68-0306514

(State or other jurisdiction

(Commission

(I.R.S. Employer

of incorporation)

File Number)

Identification No.)

270 Lafayette Circle, Lafayette, California         94549

       (Address of principal executive offices)             (Zip Code)

Registrant’s telephone number, including area code:

(925) 283-8910

Not Applicable

(Former name or former address, if changed since last report)

BEDFORD PROPERTY INVESTORS, INC.

INDEX

ITEM 7.  Financial Statements and Exhibits

1

Cotton Center I & II (Attachment A)

3

Independent Auditors’ Report

4

Statement of Revenue and Certain Expenses for the

5

    year ended December 31, 2001

Notes to Statement of Revenue and Certain Expenses

5

Statement of Estimated Taxable Operating Results and

7

    Cash to be Made Available by Operations (unaudited)

Philips Business Center (Attachment B)

8

Independent Auditors’ Report

9

Statement of Revenue and Certain Expenses for the

10

    year ended December 31, 2001

Notes to Statement of Revenue and Certain Expenses

10

Statement of Estimated Taxable Operating Results and

12

    Cash to be Made Available by Operations (unaudited)

Pro Forma Financial Statements (Attachment C)

13

Pro Forma Balance Sheet as of June 30, 2002 (unaudited)

14

Pro Forma Statement of Income for the six months ended

15

    June 30, 2002 (unaudited)

Pro Forma Statement of Income for the year ended

16

    December 31, 2001 (unaudited)

Notes to Pro Forma Financial Statements

17

Exhibit 23.1- Consent of Independent  Accountants

24

We filed a report on Form 8-K on September 24, 2002 with regard to our acquisitions of assets without the required financial information.  Accordingly, we are filing this 8-K/A to include the financial information.

Item 7.  Financial Statements and Exhibits:

The registrant hereby amends Item 7 by deleting sub parts (a) and (b) in their entirety and replacing such sections with:

(a)  Financial Statements Under Rule 3-14 of Regulation S-X

Cotton Center I & II (Attachment A)

Independent Auditors’ Report

Statement of Revenue and Certain Expenses for the year ended

    December 31, 2001

Notes to Statement of Revenue and Certain Expenses

Statement of Estimated Taxable Operating Results and Cash to be

    Made Available by Operations (unaudited)

Philips Business Center (Attachment B)

Independent Auditors’ Report

Statement of Revenue and Certain Expenses for the year ended

    December 31, 2001

Notes to Statement of Revenue and Certain Expenses

Statement of Estimated Taxable Operating Results and Cash to be

    Made Available by Operations (unaudited)

(b)  Pro Forma Financial Statements (Attachment C)

Pro Forma Balance Sheet as of June 30, 2002 (unaudited)

Pro Forma Statement of Income for the six months ended

    June 30, 2002 (unaudited)

Pro Forma Statement of Income for the year ended

    December 31, 2001 (unaudited)

Notes to Pro Forma Financial Statements

The registrant hereby amends Item 7 sub part (c) by adding the following exhibit:

(c)  Exhibit and Exhibit Index

23.1 Consent of KPMG LLP.

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BEDFORD PROPERTY INVESTORS, INC.

By: /s/ Hanh Kihara

Hanh Kihara

Senior Vice President and

Chief Financial Officer

Date:  November 12, 2002

2

Attachment A

COTTON CENTER I & II

STATEMENT OF REVENUE AND CERTAIN EXPENSES

Year Ended December 31, 2001

CONTENTS

Independent Auditors’ Report

4

Statement of Revenue and

  Certain Expenses

5

Notes to Statement of Revenue

  and Certain Expenses

5-6

Statement of Estimated Operating Results

  and Cash to be Made Available by

  Operations (unaudited)

7

3

Independent Auditors’ Report

The Board of Directors

Bedford Property Investors, Inc.:

We have audited the accompanying statement of revenue and certain expenses of Cotton Center I & II (the Property) for the year ended December 31, 2001.  This statement is the responsibility of management.  Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in note A to the statement of revenue and certain expenses.  It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses, as described in note A, of the Property for the year ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

San Francisco, California

November 5, 2002

4

Cotton Center I & II

Statement of Revenue and Certain Expenses

Year Ended December 31, 2001

Revenue-rental income and other	$828,000
Certain expenses: Real estate taxes	80,000
Utilities	31,000
Landscaping	28,000
Repairs and maintenance	22,000
Property association	17,000
Insurance	13,000
191,000
Revenue in excess of certain expenses	$637,000

Notes to Statement of Revenue and Certain Expenses

A.

Property and Basis of Accounting

Cotton Center I & II (the “Property”) is a two-building research and development complex located in Phoenix, Arizona.  Bedford Property Investors, Inc. (the “Company”) acquired the property on July 26, 2002 from DARED 80, L.L.C., for $24,512,000.

The statement of revenue and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, is not representative of the actual results of operations of the Property for the year ended December 31, 2001 due to the exclusion of the following expenses, which may not be comparable to the proposed future operations of the Property:

•

Depreciation and amortization;

•

Interest on mortgages which were not assumed by the Company;

•

Federal and state income taxes;

•

Management fees which were based on the previous owner’s management agreement; and

•

Other costs not directly related to the proposed future operations of the property.

Rental income of the Property is recognized on a straight-line basis over the term of the related leases.  For the year ended December 31, 2001, rental income on a straight-line basis exceeded contractual income by $49,000.

5

The preparation of the Property’s financial statement in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period.  These estimates are based on information that is currently available and on various other assumptions that are believed to be reasonable under the circumstances. Accordingly, actual results could vary from those estimates.

B.

Leases

Minimum future rents of the Property to be received under non-cancelable operating leases in effect at December 31, 2001 are as follows:

2002	$ 661,000
2003	692,000
2004	698,000
2005	670,000
2006	372,000
Thereafter	1,507,000
$4,600,000

The minimum future rents shown above do not include tenants’ obligations for reimbursement of operating expenses, insurance and real estate taxes totaling $124,000 for the year ended December 31, 2001, which are included as other revenue in the accompanying statement of revenue and certain expenses.

C.

Concentration of Credit Risk

At December 31, 2001, two tenants accounted for all of the revenue derived from the Property.

6

Cotton Center I & II

Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations (unaudited)

Year Ended December 31, 2001

Revenues (1)	$779,000
Operating expenses	191,000
Estimated cash to be made available by operations	588,000
Depreciation expense	446,000
Estimated taxable operating income	$142,000

 (1)

Excludes $49,000 which represents the excess of aggregate straight-line rents over rental income on a contractual basis.

This statement of estimated taxable operating results and estimated cash to be made available by operations is an estimate of operating results of Cotton Center I & II (the “Property”) for a period of twelve months as if the Property had been acquired on January 1, 2001.  The estimate is based on information provided by management and does not purport to reflect actual results for any period.  The Company does not expect to pay federal income tax because of its election to be taxed as a REIT.

7

Attachment B

PHILIPS BUSINESS CENTER

STATEMENT OF REVENUE AND CERTAIN EXPENSES

Year Ended December 31, 2001

CONTENTS

Independent Auditors’ Report

9

Statement of Revenue and

   Certain Expenses

10

Notes to Statement of Revenue

   and Certain Expenses

10-11

Statement of Estimated Operating Results

  and Cash to be Made Available by

  Operations (unaudited)

12

8

Independent Auditors’ Report

The Board of Directors

Bedford Property Investors, Inc.:

We have audited the accompanying statement of revenue and certain expenses of Philips Business Center (the Property) for the year ended December 31, 2001.  This statement is the responsibility of management.  Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in note A to the statement of revenue and certain expenses.  It is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses, as described in note A, of the Property for the year ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

San Francisco, California

November 5, 2002

9

Philips Business Center

Statement of Revenue and Certain Expenses

Year Ended December 31, 2001

Revenue – rental income and other	$4,309,000
Certain expenses: Real estate taxes	507,000
Landscaping	53,000
Insurance	47,000
Repairs and maintenance	31,000
Utilities	21,000
Cleaning	12,000
671,000
Revenue in excess of certain expenses	$3,638,000

Notes to Statement of Revenue and Certain Expenses

A.

Property and Basis of Accounting

Philips Business Center (the “Property”) is a five-building research and development complex located in San Jose, California.  Bedford Property Investors, Inc. (the “Company”) acquired the Property on September 10, 2002 from Teachers Insurance and Annuity Association of America for $40,028,000.

The statement of revenue and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, is not representative of the actual results of operations of the Philips Business Center for the year ended December 31, 2001 due to the exclusion of the following expenses, which may not be comparable to the proposed future operations of the Philips Business Center:

•

Depreciation and amortization;

•

Federal and state income taxes;

•

Management fees which were based on the previous owner’s management agreement; and

•

Other costs not directly related to the proposed future operations of the property.

The acquisition of the Property may result in a new valuation for purposes of determining future property tax assessments.

10

Rental income of the Property is recognized on a straight-line basis over the term of the related leases.  For the year ended December 31, 2001, rental income on a straight-line basis exceeded contractual income by $265,000.

The preparation of the Property’s financial statement in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period.  These estimates are based on information that is currently available and on various other assumptions that are believed to be reasonable under the circumstances.  Accordingly, actual results could vary from those estimates.

B.

Leases

Minimum future rents of the Property to be received under non-cancelable operating leases in effect at December 31, 2001 are as follows:

2002	$ 3,506,000
2003	2,724,000
2004	2,813,000
2005	2,903,000
2006	2,992,000
Thereafter	5,404,000
$20,342,000

The minimum future rents shown above do not include tenants’ obligations for reimbursement of operating expenses, insurance and real estate taxes totaling $585,000 for the year ended December 31, 2001, which are included as other revenue in the accompanying statement of revenue and certain expenses.

A.

Concentration of Credit Risk

At December 31, 2001, one tenant accounted for 76% of the revenue derived from the Property.

11

Philips Business Center

Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations (unaudited)

For the Year Ended December 31, 2001

Revenues (1)	$4,044,000
Operating expenses	671,000
Estimated cash to be made available by operations	3,373,000
Depreciation expense	577,000
Estimated taxable operating income	$2,796,000

(1)

Excludes $265,000 which represents the excess of aggregate straight-line rents over rental income on a contractual basis.

This statement of estimated taxable operating results and estimated cash to be made available by operations is an estimate of operating results of Philips Business Center (the “Property”) for a period of twelve months as if the Property had been acquired on January 1, 2001.  The estimate is based on information provided by management and does not purport to reflect actual results for any period.  The Company does not expect to pay federal income tax because of its election to be taxed as a REIT.

12

Attachment C

BEDFORD PROPERTY INVESTORS, INC.

PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma condensed balance sheet as of June 30, 2002 is presented as if: (i) the acquisitions of the Cotton Center I & II, South San Francisco Business Center, and the Philips Business Center, and (ii) the disposition of the Monterey Commerce Center had occurred on June 30, 2002. The following unaudited pro forma condensed statements of income for the year ended December 31, 2001 are presented as if: (i) the acquisitions of Cotton Center I & II, South San Francisco Business Center, and the Philips Business Center, (collectively, the "2002 Acquisitions") and the related borrowings on the bank loan payable and (ii) the dispositions of Bryant Street Quad, Bryant Street Annex, Troika Building, and Expressway Corporate Center (collectively, the “2001 Dispositions”) and Vista 1 & 2 , 2230 Oak Ridge Way, 6960 Flanders Drive, Cimarron Business Park, and the Monterey Commerce Center (collectively, the “2002 Dispositions”) and the related repayment on the bank loan payable with the net sales proceeds had all occurred on January 1, 2001.

The following unaudited pro forma condensed statements of income for the six months ended June 30, 2002 are presented as if: (i) the 2002 Acquisitions and the related borrowings on the bank loan payable and (ii) the 2002 Dispositions and the related repayment on the bank loan payable with the net sales proceeds had all occurred on January 1, 2002.

The pro forma condensed financial statements should be read in conjunction with the financial statements of Bedford Property Investors, Inc. (the “Company”), including the notes thereto, that were filed with and as part of the Company’s annual report on Form 10-K/A for the year ended December 31, 2001 filed on August 23, 2002, and the quarterly report on Form 10-Q for the period ended June 30, 2002 filed on August 14, 2002. The pro forma condensed financial statements do not purport to represent the Company’s financial position as of June 30, 2002 or the results of operations for the six months ended June 30, 2002 or for the year ended December 31, 2001 that would actually have occurred had the Company completed the transactions described above nor do they purport to represent the results of operations as of any future date or for any future period.

13

BEDFORD PROPERTY INVESTORS, INC.

PRO FORMA BALANCE SHEET

AS OF JUNE 30, 2002 (Unaudited)

(in thousands, except share and per share amounts)

	Company Historical	Properties Acquired (1)	Properties Sold (2)	Company Pro Forma
ASSETS: Real estate investments: Industrial buildings	$293,399	$86,583	$ (4,939)	$375,043
Office buildings	334,452	-	(6,104)	328,348
Properties under development	1,049	-	-	1,049
Land held for development	12,599	-	-	12,599
	641,499	86,583	(11,043)	717,039
Less accumulated depreciation	55,351	-	(1,094)	54,257
Total real estate investments	586,148	86,583	(9,949)	662,782
Cash and cash equivalents	6,090	-	-	6,090
Other assets	20,423	-	(233)	20,190
	$612,661	$86,583	$(10,182)	$689,062
LIABILITIES AND STOCKHOLDERS’ EQUITY: Bank loan payable	$ 66,622	$85,264	$(12,310)	$139,576
Mortgage loans payable	239,554	-	-	239,554
Accounts payable and accrued expenses	6,949	1,127	-	8,076
Dividend and distributions payable	8,036	-	-	8,036
Other liabilities	9,726	192	(81)	9,837
Total liabilities	330,887	86,583	(12,391)	405,079
Stockholders’ equity: Common stock, par value $0.02 per share; authorized 50,000,000 shares; issued and outstanding 16,741,697 shares in 2002	335	-	-	335
Additional paid-in capital	295,923	-	-	295,923
Accumulated dividends in excess of net income	(14,484)	-	2,209	(12,275)
Total stockholders’ equity	281,774	-	2,209	283,983
	$612,661	$86,583	$(10,182)	$689,062

See accompanying notes to pro forma financial statements.

14

BEDFORD PROPERTY INVESTORS, INC.

PRO FORMA STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2002

(Unaudited)

(in thousands, except share and per share amounts)

	Company Historical	Properties Acquired (3)	Properties Sold (4)	Pro Forma Interest (5)	Company Pro Forma
Property operations: Rental income	$49,098	$4,618	$ (953)	$ -	$ 52,763
Rental expenses: Operating expenses	8,312	379	(208)	-	8,483
Real estate taxes	4,402	547	(57)	-	4,892
Depreciation & amortization	8,229	600	(401)	-	8,428
Income from property operations	28,155	3,092	(287)	-	30,960
General & administrative expenses	(2,031)	-	-	-	(2,031)
Interest income	85	-	-	-	85
Interest expense	(9,940)	-	-	(1,171)	(11,111)
Income from continuing operations	16,269	3,092	(287)	(1,171)	17,903
Discontinued operations: Income from operating properties sold, net	365	-	(365)	-	-
Gain on sale of operating properties	1,798	-	-	-	1,798
Income from discontinued operations	2,163	-	(365)	-	1,798
Net income	$18,432	$ 3,092	$ (652)	$(1,171)	$ 19,701
Earnings per share – diluted: Income from continuing operations	$ 0.98				$ 1.08
Income from discontinued operations	0.13				0.11
Net income	$ 1.11				$ 1.19
Weighted average number of shares – diluted	16,605,650				16,605,650

See accompanying notes to pro forma financial statements.

15

BEDFORD PROPERTY INVESTORS, INC.

PRO FORMA STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2001

(Unaudited)

(in thousands, except share and per share amounts)

	Company Historical	Properties Acquired (6)	Properties Sold (7)	Pro Forma Interest (8)	Company Pro Forma
Property operations: Rental income	$ 99,949	$8,031	$(6,250)	$ -	$101,730
Rental expenses: Operating expenses	16,122	680	(912)	-	15,890
Real estate taxes	9,209	748	(706)	-	9,251
Depreciation & amortization	16,134	1,061	(607)	-	16,588
Income from property operations	58,484	5,542	(4,025)	-	60,001
General & administrative expenses	(6,506)	-	-	-	(6,506)
Interest income	202	-	-	-	202
Interest expense	(22,538)	-	-	(2,396)	(24,934)
Other expense	(526)	-	-	-	(526)
Income before gain on sales and minority interest	29,116	5,542	(4,025)	(2,396)	28,237
Gain on sales of real estate investments, net	5,976	-	-	-	5,976
Minority interest	(142)	-	-	-	(142)
Net income	$ 34,950	$5,542	$ (4,025)	$(2,396)	$ 34,071
Earnings per share – diluted	$ 2.06				$ 2.01
Weighted average number of shares – diluted	17,045,493				17,045,493

See accompanying notes to pro forma financial statements.

16

BEDFORD PROPERTY INVESTORS, INC.

NOTES TO PRO FORMA FINANCIAL STATEMENTS

PRO FORMA BALANCE SHEET AS OF JUNE 30, 2002

(1)

The unaudited pro forma balance sheet reflects the acquisition of (i) Cotton Center I & II located in Phoenix, Arizona, (ii) Philips Business Center located in San Jose, California, and (iii) South San Francisco Business Center located in South San Francisco, California as if such acquisitions had occurred on June 30, 2002.  The Company acquired Cotton Center I & II on July 26, 2002, South San Francisco Business Center on August 16, 2002, and Philips Business Center on September 10, 2002.

The combined balance sheet for these acquisitions (acquired from unrelated third parties, recorded at cost) as of June 30, 2002 is as follows (in thousands):

	Cotton Center I & II	South San Francisco Business Center	Philips Business Center	Total
Assets: Real estate investment- industrial buildings	$24,512	$22,043	$40,028	$86,583
Liabilities and stockholders’ equity: Bank loan payable	$24,401	$21,876	$38,987	$85,264
Accounts payable and accrued expenses	86	-	1,041	1,127
Other liabilities	25	167	-	192
	$24,512	$22,043	$40,028	$86,583

 (2)

The unaudited pro forma balance sheet reflects the sale of Monterey Commerce Center as if such transaction had occurred on June 30, 2002.  The Company sold this property on September 25, 2002.  The proceeds of the sale were used to pay down the credit facility.

17

PRO FORMA STATEMENT OF INCOME FOR THE SIX MONTHS ENDED JUNE 30, 2002

(3)

The unaudited pro forma statement of income for the six months ended June 30, 2002 reflects the property acquisitions through September 10, 2002 as if they had occurred on January 1, 2002.  The Company acquired (i) Cotton Center I & II on July 26, 2002, (ii) South San Francisco Business Center on August 16, 2002, and (iii) Philips Business Center on September 10, 2002.

The combined pro forma statement of income for the first six months of 2002 for properties acquired after June 30, 2002 is as follows (in thousands):

	Cotton Center I & II	South San Francisco Business Center	Philips Business Center	Total Properties Acquired
Rental income	$908	$1,374	$2,336	$4,618
Rental expenses: Operating expenses	65	103	211	379
Real estate taxes	102	101	344	547
Depreciation and amortization	215	135	250	600
Income from property operations	$526	$1,035	$1,531	$3,092

Pro forma amounts above are based on historical data.  All historical depreciation and amortization expense has been excluded and replaced by pro forma depreciation and amortization, which are based on the Company’s acquisition cost.  Incremental costs of managing the acquired properties are reflected in the property operating expenses.  Pro forma rental income includes the following adjustments to the historical rental income: (i) the recognition of additional management fee recovery income as a result of pro forma management fee expense, and (ii) an increase in straight-line rental income due to the exclusion of periods prior to the pro forma date.  Pro forma operating expenses include an adjustment to recognize the management fee expense under the new owner’s management agreement.   The following schedule illustrates these adjustments:

18

	Cotton Center I & II	South San Francisco Business Center	Philips Business Center	Total Properties Acquired
Historical rental income	$899	$1,342	$2,269	$4,510
Add: Pro forma management fee recovery income	9	32	39	80
Pro forma straight-line rents	-	-	28	28
Pro forma rental income	$908	$1,374	$2,336	$4,618

Historical operating expenses	$ 51	$ 64	$ 172	$ 287
Add: Pro forma management fee expense	14	39	39	92
Pro forma operating expenses	$ 65	$ 103	$ 211	$ 379

(4)

The unaudited pro forma statement of income reflects the elimination of the actual results of operations of Vista 1 & 2, 2230 Oak Ridge Way, 6960 Flanders Drive, and Cimarron Business Park from January 1, 2002 through the date of sale and the actual results of operations of Monterey Commerce Center from January 1 through June 30, 2002.  The Company sold (i) Vista 1 & 2, 2230 Oak Ridge Way and 6960 Flanders Drive on April 18, 2002, (ii) Cimarron Business Park on May 15, 2002, and (iii) Monterey Commerce Center on September 25, 2002.

The combined historical statement of income from January 1, 2002 through the date of sale for Vista 1 & 2, 2230 Oak Ridge Way, 6960 Flanders Drive, and Cimarron Business Park, and from January 1 through June 30, 2002 for Monterey Commerce Center is as follows (in thousands):

19

	Vista 1	Vista 2	2230 Oak Ridge Way	6960 Flanders Way	Cimarron Business Park	Monterey Commerce Center	Total Properties Sold During 2002
Rental income	$ -	$ -	$ -	$ -	$ -	$953	$953
Rental expenses: Operating expenses	-	-	-	-	-	208	208
Real estate taxes	-	-	-	-	-	57	57
Depreciation and amortization	-	-	-	-	-	401	401
Income from property operations	$ -	$ -	$ -	$ -	$ -	$287	$287
Income from operating properties sold, net	$58	$68	$55	$65	$119	$ -	$365

 (5)

The pro forma consolidated interest expense consists of the incremental amounts incurred on borrowings on the credit facility.

PRO FORMA STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2001

(6)

The unaudited pro forma statement of income for the year ended December 31, 2001 reflects the property acquisitions from January 1, 2001 through September 10, 2002 as if they had occurred on January 1, 2001.  The Company acquired (i) Cotton Center I & II on July 26, 2002, (ii) South San Francisco Business Center on August 16, 2002, and (iii) Philips Business Center on September 10, 2002.

The combined pro forma statement of income for the twelve months of 2001 for these properties is as follows (in thousands):

	Cotton Center I & II	South San Francisco Business Center	Philips Business Center	Total Properties Acquired
Rental income	$844	$2,750	$4,437	$8,031
Rental expenses: Operating expenses	135	299	246	680
Real estate taxes	80	161	507	748
Depreciation and amortization	291	270	500	1,061
Income from property operations	$338	$2,020	$3,184	$5,542

20

Pro forma amounts above are based on historical data.  All historical depreciation and amortization expense has been excluded and replaced by pro forma depreciation and amortization, which are based on the Company’s acquisition cost.  Incremental costs of managing the acquired properties are reflected in the property operating expenses. Pro forma rental income includes the following adjustments to the historical rental income: (i) the recognition of additional management fee recovery income as a result of pro forma management fee expense, (ii) an increase in straight-line rental income due to the exclusion of periods prior to the pro forma date, and (iii) the exclusion of late fees charged historically that would not have been charged under new ownership.  Pro forma operating expenses include an adjustment to recognize the management fee expense under the new owner’s management agreement.   The following schedule illustrates these adjustments:

	Cotton Center I & II	South San Francisco Business Center	Philips Business Center	Total Properties Acquired
Historical rental income	$828	$2,679	$4,309	$7,816
Add: Pro forma management fee recovery income	15	71	81	167
Pro forma straight-line rents	1	-	56	57
Less late fees	-	-	(9)	(9)
Pro forma rental income	$844	$2,750	$4,437	$8,031

Historical operating expenses	$111	$ 220	$ 164	$ 495
Add: Pro forma management fee expense	24	79	82	185
Pro forma operating expenses	$135	$ 299	$ 246	$ 680

21

(7)

The unaudited pro forma statement of income reflects the elimination of the actual results of operations of Bryant Street Quad, Bryant Street Annex, Troika Building and Expressway Corporate Center from January 1, 2001 through the date of sale.  The statement reflects the elimination of the actual results of operations of Vista 1 & 2, 2230 Oak Ridge Way, 6960 Flanders Drive, Cimarron Business Park and Monterey Commerce Center from January 1, 2001 to December 31, 2001.

The combined historical statement of income from January 1, 2001 through the date of sale for Bryant Street Quad, Bryant Street Annex, Troika Building and Expressway Corporate Center and for January 1 through December 31, 2001 for Vista 1 & 2, 2230 Oak Ridge Way, 6960 Flanders Drive, Cimarron Business Park, and Monterey Commerce Center is as follows (in thousands):

	Bryant St. Quad	Bryant St. Annex	Troika Building	Expressway Corporate Center	Total Properties Sold During 2001
Rental income	$ 697	$245	$ 554	$ 651	$2,147
Rental expenses: Operating expenses	121	23	23	79	246
Real estate taxes	82	29	122	81	314
Depreciation and amortization	-	-	50	111	161
Income from property operations	$ 494	$193	$ 359	$ 380	$1,426

22

	Vista 1	Vista 2	2230 Oak Ridge Way	6960 Flanders Drive	Cimarron Business Park	Monterey Commerce Center	Total Properties Sold During 2002
Rental income	$ 337	$367	$338	$395	$ 875	$1,791	$4,103
Rental expenses: Operating expenses	10	13	14	15	137	477	666
Real estate taxes	26	35	34	40	145	112	392
Depreciation and amortization	62	41	51	58	138	96	446
Income from property operations	$ 239	$278	$239	$282	$ 455	$1,106	$2,599

	Properties Sold During 2001	Properties Sold During 2002	Total
Rental income	$2,147	$4,103	$6,250
Rental expenses: Operating expenses	246	666	912
Real estate taxes	314	392	706
Depreciation and amortization	161	446	607
Income from property operations	$1,426	$2,599	$4,025

(8)

The pro forma interest expense consists of the incremental amounts incurred on borrowings on the credit facility.

23

Exhibit 23.1

Consent of Independent  Accountants

The Board of Directors

Bedford Property Investors, Inc.:

We consent to the incorporation by reference in the registration statement (No. 333-33795) on Form S-3 and the related prospectus of Bedford Property Investors, Inc. (the “Company”) of:

--   our report dated November 5, 2002, with respect to the statement of revenue and certain expenses of Cotton Center I & II (“Cotton Center”) for the year ended December 31, 2001, and

--   our report dated November 5, 2002 with respect to the statement of revenue and certain expenses of Philips Business Center (“Philips”) for the year ended December 31, 2001,

which reports appear in the Form 8-K/A of the Company, dated November 12, 2002 (date of earliest event reported September 10, 2002).  Such reports contain a paragraph that states that Cotton Center’s statement of revenue and certain expenses and Philip’s statement of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note A.  They are not intended to be a complete presentation of Cotton Center’s or Philips’ revenue and expenses.

KPMG LLP

San Francisco, California

November 12, 2002

24